Exhibit 99.5

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
January 31, 2001



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             6.1493%



        Excess Protection Level
          3 Month Average  4.49%
          January, 2001  6.87%
          December, 2000  0.21%
          November, 2000  6.39%


        Cash Yield                                  19.75%


        Investor Charge Offs                        4.73%


        Base Rate                                   8.15%


        Over 30 Day Delinquency                     4.88%


        Seller's Interest                           11.58%


        Total Payment Rate                          14.47%


        Total Principal Balance                     $57,905,967,832.59


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,705,277,271.10